Exhibit 10.1

[Execution Version]

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (this “Agreement”) is made and entered into as of April 21, 2021, by and between Horizon Sponsor, LLC, a Delaware limited liability company (“Sponsor”) and Horizon Acquisition Corporation, a Cayman Islands exempted company (“Horizon”).

WHEREAS, the parties to that certain Transaction Agreement, dated as of April 21, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Transaction Agreement”) by and among Horizon, Sponsor, Hoya Topco, LLC, a Delaware limited liability company (“Topco”), Hoya Intermediate, LLC, a Delaware limited liability company (“Intermediate”), and Vivid Seats Inc., a Delaware corporation (“VS PubCo”), which is a direct wholly owned subsidiary of Intermediate, pursuant to which, among other things, Horizon will merge with and into VS PubCo (the “Merger”), the separate corporate existence of Horizon will cease and VS PubCo will be the surviving corporation of the Merger (hereinafter referred to for the periods at and after the Effective Time (as defined in the Transaction Agreement) as the “Surviving Corporation”);

WHEREAS, for purposes of this Agreement, “Class A Common Stock” means Class A ordinary shares of Horizon, par value $0.0001 per share;

WHEREAS, for purposes of this Agreement, “Class B Common Stock” means Class B ordinary shares of Horizon, par value $0.0001 per share;

WHEREAS, effective at least one day prior to the Merger, Sponsor desires to irrevocably sell, assign, transfer and tender to Horizon 13,599,608 shares of Class B Common Stock currently held by Sponsor (the “Tendered Shares”) for cancellation in exchange for (i) warrants to purchase 17,000,000 shares of Class A Common Stock at an exercise price of $10.00 per share (the “New $10.00 Exercise Warrants”), (ii) warrants to purchase 17,000,000 shares of Class A Common Stock at an exercise price of $15.00 per share (the “New $15.00 Exercise Warrants”), and (iii) 50,000 shares of Class A Common Stock (the “New Class A Shares” and, together with the New $10.00 Exercise Warrants and the New $15.00 Exercise Warrants, the “New Securities”), in the case of each of clauses (i), (ii) and (iii), newly issued by Horizon (the “Issuances”); and

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1.           Tender of Shares. Subject to the terms and conditions set forth herein and with effect immediately prior to the Issuances, Sponsor hereby irrevocably sells, assigns, transfers and tenders (the “Tender”) to Horizon for cancellation, free and clear of all liens, all of the Tendered Shares standing in its name in the register of members of Horizon.

Section 2.           Issuances. Subject to the terms and conditions set forth herein and with effect immediately following, and in consideration of, the Tender, for which Horizon acknowledges receipt of the Tendered Shares, Horizon hereby issues to Sponsor, and Sponsor hereby purchases from Horizon, (a) the New $10.00 Exercise Warrants, (b) the New $15.00 Exercise Warrants and (c) the New Class A Shares. Each New $10.00 Exercise Warrant and Each New $15.00 Exercise Warrant shall have the terms substantially similar to the terms of the 2020 Warrant Agreement (as defined in the Transaction Agreement) and with such other changes to be mutually agreed upon by the parties hereto and Topco; provided that, the New $10.00 Exercise Warrants and the New $15.00 Exercise Warrants (i) will have an exercise price of $10.00 per share and $15.00 per share, respectively, (ii) will each have a term of ten (10) years, (iii) will not be redeemable by Horizon and (iv) will be fully transferrable, except for any contractual restrictions on transfer set forth in the Stockholders’ Agreement and the Sponsor Support Agreement (each as defined in the Transaction Agreement).

Section 3.            Closing. The closing of the Tender and Issuances shall take place at least one (1) day prior to the Merger. In addition, Sponsor shall deliver to Horizon any duly executed instruments, certificates or other agreements to the extent necessary or reasonably requested by Horizon to effect the Tender and/or the Issuances, in each case, in form reasonably satisfactory to Horizon.

Section 4.             Representations, Warranties and Agreements.

(a)           Sponsor’s Representations, Warranties and Agreements. To induce Horizon to issue the New Securities to Sponsor, Sponsor hereby represents and warrants to Horizon and agrees with Horizon as follows:

(i)          No Government Recommendation or Approval. Sponsor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the New Securities.

(ii)         No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Sponsor of the transactions contemplated hereby do not violate, conflict with or constitute a default under (A) the limited liability company agreement of Sponsor, (B) any agreement, indenture or instrument to which Sponsor is a party or (C) any law, statute, rule or regulation to which Sponsor is subject, or any agreement, order, judgment or decree to which Sponsor is subject.

(iii)        Registration and Authority. Sponsor is a Delaware limited liability company, validly existing and possessing all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by Sponsor, this Agreement will be a legal, valid and binding agreement of Sponsor, enforceable against Sponsor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(iv)        Experience, Financial Capability and Suitability. Sponsor is: (A) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the New Securities and (B) able to bear the economic risk of its investment in the New Securities for an indefinite period of time because the New Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Sponsor is capable of evaluating the merits and risks of its investment in Horizon and has the capacity to protect its own interests. Sponsor must bear the economic risk of this investment until the Shares are sold pursuant to: (A) an effective registration statement under the Securities Act or (B) an exemption from registration available with respect to such sale. Sponsor is able to bear the economic risks of an investment in the New Securities and to afford a complete loss of Sponsor’s investment in the New Securities.

(v)         Access to Information; Independent Investigation. Prior to the execution of this Agreement, Sponsor has had the opportunity to ask questions of and receive answers from representatives of Horizon concerning an investment in Horizon, as well as the finances, operations, business and prospects of Horizon, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, Sponsor has relied solely on Sponsor’s own knowledge and understanding of Horizon and its business based upon Sponsor’s own due diligence investigation and the information furnished pursuant to this paragraph. Sponsor understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Section 4 and Sponsor has not relied on any other representations or information in making its investment decision, whether written or oral, relating to Horizon, its operations and/or its prospects.

(vi)        Regulation D Offering. Sponsor represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under federal and state law.

(vii)       Investment Purposes. Sponsor is purchasing the New Securities solely for investment purposes, for Sponsor’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. Sponsor did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

(viii)      Restrictions on Transfer; Shell Company. Sponsor understands the New Securities are being offered in a transaction not involving a public offering within the meaning of the Securities Act. Sponsor understands the New Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and Sponsor understands that any certificates or book-entries representing the New Securities will contain a legend in respect of such restrictions. If in the future Sponsor decides to offer, resell, pledge or otherwise transfer the New Securities, such New Securities may be offered, resold, pledged or otherwise transferred only pursuant to: (A) registration under the Securities Act, or (B) an available exemption from registration. Sponsor agrees that if any transfer of its New Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, Sponsor may be required to deliver to Horizon an opinion of counsel satisfactory to Horizon. Absent registration or an exemption, Sponsor agrees not to resell the New Securities. Sponsor further acknowledges that because Horizon is a shell company, Rule 144 may not be available to Sponsor for the resale of the Shares until one year following consummation of the initial business combination of Horizon, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

(ix)         No Governmental Consents. No governmental, administrative or other third party consents or approvals are required or necessary on the part of Sponsor in connection with the transactions contemplated by this Agreement.

(x)            Title to Tendered Shares; Certificates. The Tendered Shares represent all of the issued and outstanding Class B Common Stock of Horizon. Sponsor has good and valid title to the Tendered Shares, free and clear of any liens, claims and encumbrances of any kind. The Tendered Shares (A) have been duly authorized and validly issued and are fully paid and non-assessable; (B) have been offered, sold and issued in compliance with applicable law, including federal and state securities laws, and all requirements set forth in the organizational documents of Horizon and any other applicable contracts governing the issuance of such securities; and (C) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable law, the organizational documents of Horizon or any contract to which Horizon is a party or otherwise bound. Sponsor represents and warrants that the Tendered Shares are not certificated and Sponsor is not in possession of any certificates representing any of the Tendered Shares.

(b)           Horizon’s Representations, Warranties and Agreements. To induce Sponsor to purchase the New Securities, Horizon hereby represents and warrants to Sponsor and agrees with Sponsor as follows:

(i)          Incorporation and Corporate Power. Horizon is a Cayman Islands exempted company and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of Horizon. Horizon possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by Horizon, this Agreement will be a legal, valid and binding agreement of Horizon, enforceable against Horizon in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(ii)         No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Horizon of the transactions contemplated hereby do not violate, conflict with or constitute a default under (A) the memorandum and articles of association of Horizon, (B) any agreement, indenture or instrument to which Horizon is a party or (C) any law, statute, rule or regulation to which Horizon is subject, or any agreement, order, judgment or decree to which Horizon is subject.

(iii)        Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and registration of the New Class A Shares in Horizon’s register of members, the New Securities will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, and, in the case of the New Class A Shares registration in Horizon’s register of members, Sponsor will have or receive good title to the New Securities, free and clear of all liens, claims and encumbrances of any kind, other than (A) transfer restrictions hereunder and other agreements to which the New Securities may be subject, (B) transfer restrictions under federal and state securities laws, and (C) liens, claims or encumbrances imposed due to the actions of Sponsor.

(iv)        No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting Horizon which: (A) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (B) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

Section 5.             Miscellaneous.

(a)           Further Assurances. Sponsor agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

(b)           Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party and (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

(c)            Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state, without giving effect to the conflict of law principles thereof.

(d)           Counterparts. This document may be executed in any number of counterparts, each of which, when combined and taken together, shall be considered but one and the same document. This Agreement, to the extent signed and delivered by means of a facsimile machine or other means of electronic signature and transmission, will be treated in all manner and respects and for all purposes as an original signature, agreement or instrument and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

(e)            Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each of the parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

(f)             Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

(g)            Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

(h)            No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

(i)             Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any person, other than the parties hereto, any right or remedies under or by reason of this Agreement; provided, however, that Topco and VS PubCo are express third party beneficiaries of, and may enforce, this Agreement.

(j)             Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, and will not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof.

(k)            Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective personal representative, heirs, administrators, executors, successors and permitted assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be executed as of the date first written above.

SPONSOR:

HORIZON SPONSOR, LLC

By:	/s/ Todd Boehly
Name:	Todd Boehly
Title:	Chief Executive Officer

HORIZON:

HORIZON ACQUISITION CORPORATION

By:	/s/ Todd Boehly
Name:	Todd Boehly
Title:	Chairman, Chief Executive Officer and Chief Financal Officer

[Signature Page to Exchange Agreement]